Exhibit 99.2

BY FIRST CLASS MAIL

September 11, 2020

NOTICE OF REDEMPTION

TO THE HOLDERS OF OPEN LENDING CORPORATION

PUBLIC WARRANTS (CUSIP No. 68373J112)*

NOTICE IS HEREBY GIVEN, as of September 11, 2020, that Open Lending Corporation, a Delaware corporation (the “Company”) has elected to redeem, on October 12, 2020 (the “Redemption Date”), all of the outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $11.50 per share (the “Warrant Price”), that were issued under the Warrant Agreement, dated as of January 9, 2018 (the “Warrant Agreement”), by and among Nebula Acquisition Corporation and American Stock Transfer & Trust Company, LLC (“AST”), as warrant agent (as assigned to and assumed by the Company, pursuant to that certain Assignment, Assumption and Amendment of Warrant Agreement, dated as of June 10, 2020), as part of the units sold in Nebula Acquisition Corporation’s initial public offering (“IPO”) at a redemption price of $0.01 per Public Warrant (the “Redemption Price”) for those Public Warrants that remain outstanding following 5:00 p.m. New York City time on the Redemption Date.

Please note, that holders of the Public Warrants shall have until 5:00 p.m. New York City time on the Redemption Date to exercise such Public Warrants by paying the purchase price of $11.50 per share of Common Stock underlying such warrants in cash (the “Purchase Price”). Those who hold their Public Warrants in “street name” should immediately contact their broker to determine their broker’s procedures for exercising their Public Warrants. Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending: 1) the Public Warrant Certificate; 2) a properly completed “Election to Purchase” (a form of which is attached hereto as Annex A) duly executed and indicating, among of things, the number of Public Warrants being exercised; and 3) the Purchase Price by wire transfer to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, Attention: Corporate Action, Telephone: (800) 937-5449. The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested. For additional information and details, please visit https://investors.openlending.com/investor-resources/investor-faq.

Each whole Public Warrant entitles the holder, upon exercise, to purchase one fully paid and non-assessable share of Common Stock, at the Warrant Price. As of September 8, 2020, the most recent practicable date prior to the mailing of this Notice of Redemption, the closing price of the Common Stock on the Nasdaq was $21.51.

Any Public Warrants that remain unexercised immediately after 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable, and all rights thereunder and in respect thereof will cease, except the right of the holders thereof to receive the Redemption Price in respect of each such Public Warrant. Payment of the Redemption Price is anticipated to occur on or before October 16, 2020.

Under United States federal income tax laws, AST may be required to withhold a percentage of the payment of the Redemption Price unless such holder has furnished a valid taxpayer identification number and certification that the number supplied is correct or has otherwise established that such holder is not subject to backup withholding. Holders of the Public Warrants who wish to avoid the application of these provisions should submit either a completed IRS Form W-9 (use only if the holder is a U.S. person, including a resident alien), or the appropriate IRS Form W-8 (use only if the holder is neither a U.S. person or a resident alien), when providing the Warrant Exercise Form, if the holder has not already provided such documentation to AST. See: IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities; Publication 515, IRS Form W-9; and IRS Form W-8 forms and corresponding instructions are available through the IRS website at www.irs.gov. Holders should consult their tax advisors.

*

The CUSIP number appearing herein has been included solely for the convenience of the holders of the Public Warrants. Neither the Company nor AST shall be responsible for the selection or use of any such CUSIP number, nor is any representation made as to its correctness on the Public Warrants or as indicated herein.

Questions regarding the redemption of the Public Warrants or the procedures therefor should be directed to our information agent, Georgeson, at (877) 278-4751.

Sincerely,

OPEN LENDING CORPORATION

Charles D. Jehl
Chief Financial Officer

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

Shareholders, Banks and Brokers

Call Toll Free: (877) 278-4751

Annex A

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive              shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Open Lending Corporation (the “Company”) in the amount of $             in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of                     , whose address is                      and that such shares of Common Stock be delivered to                      whose address is                     . If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of                     , whose address is                      and that such Warrant Certificate be delivered to                     , whose address is                     .

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.3 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.3 of the Warrant Agreement.

In the event that the Warrant is a Private Placement Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(c) of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of                     , whose address is                      and that such Warrant Certificate be delivered to                     , whose address is                     .

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Date: , 20
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 (OR ANY SUCCESSOR RULE)).